UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: June 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

FORM N-Q

JUNE 30, 2013

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

Schedule of Investments (unaudited)	June 30, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS - 94.8%
CONSUMER DISCRETIONARY - 27.2%
Auto Components - 4.7%
Takata Corp.	15,096	$325,877
Toyo Tire & Rubber Co., Ltd.	108,983	573,595
TS Tech Co., Ltd.	12,209	387,763

Total Auto Components		1,287,235

Distributors - 0.8%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	463,263	220,401

Hotels, Restaurants & Leisure - 6.9%
Greene King PLC	34,015	400,947
Marston’s PLC	147,395	314,973
OPAP SA	45,800	383,328
REXLot Holdings Ltd.	2,279,655	149,899
Saint Marc Holdings Co., Ltd.	3,464	156,296
William Hill PLC	72,610	486,913

Total Hotels, Restaurants & Leisure		1,892,356

Household Durables - 2.2%
Corporacion GEO SA de CV, Series B Shares	215,722	91,567	*
Duni AB	22,274	193,474
Ekornes ASA	10,420	166,395
Tact Home Co., Ltd.	84	152,196

Total Household Durables		603,632

Multiline Retail - 1.7%
Izumi Co., Ltd.	17,132	462,761

Specialty Retail - 6.7%
Arc Land Sakamoto Co., Ltd.	10,534	163,990	*
Laura Ashley Holdings PLC	405,450	160,334
Nafco Co., Ltd.	18,199	309,372
Pal Co., Ltd.	13,936	404,815
Tom Tailor Holding AG	22,630	483,673
Yamada Denki Co., Ltd.	7,442	302,017

Total Specialty Retail		1,824,201

Textiles, Apparel & Luxury Goods - 4.2%
361 Degrees International Ltd.	530,699	126,584
Anta Sports Products Ltd.	411,534	360,806
Fujibo Holdings Inc.	50,690	121,640
Hosa International Ltd.	654,830	260,039
Xingquan International Sports Holdings Ltd.	466,730	136,644
Xtep International Holdings Ltd.	315,523	131,806

Total Textiles, Apparel & Luxury Goods		1,137,519

TOTAL CONSUMER DISCRETIONARY		7,428,105

CONSUMER STAPLES - 6.5%
Food & Staples Retailing - 0.6%
San-A Co., Ltd.	3,466	167,918

Food Products - 5.9%
Aker Seafoods ASA	123,680	117,483	*
Asian Citrus Holdings Ltd.	313,990	112,543
CSM	14,110	285,320
Greencore Group PLC	182,535	372,020
Koninklijke Wessanen NV	72,190	276,166
Marine Harvest ASA	417,274	423,158
Pacific Andes Resources Development Ltd.	176,233	17,797

Total Food Products		1,604,487

TOTAL CONSUMER STAPLES		1,772,405

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

SECURITY	SHARES	VALUE
ENERGY - 4.1%
Energy Equipment & Services - 2.9%
Aker ASA, Class A Shares	10,171	$284,651
Lamprell PLC	107,890	230,144	*
Shinko Plantech Co., Ltd.	38,221	287,871

Total Energy Equipment & Services		802,666

Oil, Gas & Consumable Fuels - 1.2%
Exmar NV	32,770	321,619

TOTAL ENERGY		1,124,285

FINANCIALS - 6.2%
Capital Markets - 0.4%
Man Group PLC	85,290	107,929

Commercial Banks - 2.6%
Banco Latinoamericano de Comercio Exterior SA	17,974	402,438
Ringkjoebing Landbobank Aktieselskab	1,912	317,326

Total Commercial Banks		719,764

Insurance - 1.6%
Beazley PLC	120,252	420,664

Real Estate Management & Development - 1.6%
Deutsche Wohnen AG	7,199	122,239
GAGFAH SA	26,105	322,330	*

Total Real Estate Management & Development		444,569

TOTAL FINANCIALS		1,692,926

HEALTH CARE - 1.4%
Health Care Providers & Services - 1.4%
Rhoen-Klinikum AG	16,647	383,967

INDUSTRIALS - 25.0%
Building Products - 1.7%
Maezawa Kasei Industries Co., Ltd.	24,196	238,594
Noritz Corp.	13,528	234,878

Total Building Products		473,472

Commercial Services & Supplies - 4.2%
Aeon Delight Co., Ltd.	8,393	152,238
Moshi Moshi Hotline Inc.	19,156	239,112
Shanks Group PLC	258,102	310,123
Séché Environnement	10,433	441,218

Total Commercial Services & Supplies		1,142,691

Construction & Engineering - 3.1%
Heijmans N.V.	28,410	271,062
Morgan Sindall Group PLC	30,354	281,156
Raubex Group Ltd.	67,303	148,427
Taisei Corp.	41,290	149,457

Total Construction & Engineering		850,102

Electrical Equipment - 3.7%
Dongfang Electric Corp. Ltd., Class H Shares	157,030	211,370
Prysmian SpA	17,207	321,404
Saft Groupe SA	11,858	281,379
Zumtobel AG	19,860	199,051

Total Electrical Equipment		1,013,204

Industrial Conglomerates - 2.1%
Haw Par Corp., Ltd.	68,340	389,821
Rheinmetall AG	3,951	184,139

Total Industrial Conglomerates		573,960

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

SECURITY	SHARES	VALUE
Machinery - 3.3%
JTEKT Corp.	15,410	$173,397
Krones AG	4,970	353,800
Meidensha Corp.	43,190	146,754
Meyer Burger Technology AG	35,950	223,415	*

Total Machinery		897,366

Professional Services - 3.3%
FULLCAST Holdings Co., Ltd.	78,100	141,742	*
Quick Co., Ltd.	47,070	144,750
Teleperformance	12,931	622,434

Total Professional Services		908,926

Trading Companies & Distributors - 1.6%
Grafton Group PLC	19,481	136,144
SIG PLC	113,904	293,299

Total Trading Companies & Distributors		429,443

Transportation Infrastructure - 2.0%
BBA Aviation PLC	61,795	263,258
Yuexiu Transport Infrastructure Ltd.	230,463	116,479
Zhejiang Expressway Co., Ltd., Class H Shares	182,176	148,445

Total Transportation Infrastructure		528,182

TOTAL INDUSTRIALS		6,817,346

INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 2.0%
Icom Inc.	7,125	172,486	*
Mitsui Knowledge Industry Co., Ltd.	127	18,081
U-Blox AG	5,340	344,862

Total Communications Equipment		535,429

Computers & Peripherals - 1.0%
Wincor Nixdorf AG	5,150	279,268

Electronic Equipment, Instruments & Components - 4.2%
Datalogic S.p.A.	24,920	213,761
E2v Technologies PLC	131,957	238,331
Laird PLC	111,309	300,499
Nippon Electric Glass Co., Ltd.	43,190	210,332
Orbotech Ltd.	14,370	178,763	*

Total Electronic Equipment, Instruments & Components		1,141,686

IT Services - 5.6%
Indra Sistemas SA	35,393	457,975
NET One Systems Co., Ltd.	31,990	247,069
NS Solutions Corp.	6,459	120,675
SCSK Corp.	7,076	136,269
Sopra Group	3,805	277,306
Travelsky Technology Ltd., Class H Shares	455,360	288,854

Total IT Services		1,528,148

Semiconductors & Semiconductor Equipment - 1.1%
Aixtron SE	17,990	302,426	*

Software - 2.6%
Nexon Co., Ltd.	12,146	133,976
Square Enix Co., Ltd.	18,954	228,182
SRA Holdings Inc.	17,006	181,068
Sword Group	10,171	157,148

Total Software		700,374

TOTAL INFORMATION TECHNOLOGY		4,487,331

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

SECURITY	SHARES	VALUE
MATERIALS - 5.8%
Chemicals - 4.5%
Borregaard ASA	62,670	$273,405
Filtrona PLC	53,170	567,295
Ube Industries Ltd.	75,470	140,013
Wacker Chemie AG	3,080	231,805

Total Chemicals		1,212,518

Construction Materials - 0.5%
Italcementi S.p.A.	23,300	148,913

Containers & Packaging - 0.8%
AMVIG Holdings Ltd.	242,101	93,643
DS Smith PLC	34,621	130,273

Total Containers & Packaging		223,916

TOTAL MATERIALS		1,585,347

TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
Freenet AG	15,805	345,208

UTILITIES - 0.8%
Water Utilities - 0.8%
Sound Global Ltd.	471,394	212,234	*(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $25,304,840)		25,849,154

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 5.9%
Repurchase Agreements - 5.9%
Interest in $100,000,000 joint tri-party repurchase agreement dated 6/28/13 with Deutsche Bank Securities Inc.; Proceeds at maturity - $1,598,016; (Fully Collateralized by U.S. government obligations, 1.625% due 8/15/22; Market Value - $1,629,960) (Cost - $1,598,000)	0.120%	7/1/13	$1,598,000	1,598,000

TOTAL INVESTMENTS - 100.7% (Cost - $26,902,840#)				27,447,154
Liabilities in Excess of Other Assets - (0.7)%				(180,361)

TOTAL NET ASSETS - 100.0%				$27,266,793

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

Summary of Investments by Country (unaudited)**

Japan	25.6%
United Kingdom	14.0
Germany	9.8
France	6.5
China	5.3
Norway	4.6
Netherlands	3.0
Italy	2.5
Cayman Islands	2.2
Singapore	2.2
Switzerland	2.1
Ireland	1.9
Spain	1.7
Jersey	1.5
Panama	1.5
Greece	1.4

Luxembourg	1.2
Belgium	1.2
Denmark	1.2
Bermuda	1.1
Isle of Man	0.8
Austria	0.7
Sweden	0.7
Israel	0.7
South Africa	0.5
Mexico	0.3
Short-Term Investments	5.8

100.0%

** As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International Small Cap Opportunity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†
Common stocks:
Utilities	—	$212,234	—	$212,234
Other common stocks	$25,636,920	—	—	25,636,920

Total long-term investments	$25,636,920	$212,234	—	$25,849,154

Short-term investments†	—	1,598,000	—	1,598,000

Total investments	$25,636,920	$1,810,234	—	$27,447,154

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$6,527	—	$6,527

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2013, securities valued at $212,234 were transferred from Level 1 to Level 2 within the fair value hierarchy due to suspended trading.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $6,527. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to Schedule of Investments (unaudited) (continued)

Gross unrealized appreciation	$1,933,537
Gross unrealized depreciation	(1,389,223)

Net unrealized appreciation	$544,314

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	State Street Bank & Trust Co.	1,603,400	$2,087,436	8/14/13	$(6,527)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation
Foreign Exchange Risk	$(6,527)

During the period ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy) †	$4,397
Forward foreign currency contracts (to sell)	807,902

†	At June 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 28, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	August 28, 2013